UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 29, 2006
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51481 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)	10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Gulfo Salary and Bonus
     The board of directors of the Registrant (the “Board”) has authorized an increase in the annual salary of Joseph V. Gulfo, M.D., the Registrant’s President and Chief Executive Officer, from $175,000 per year to $235,000 per year, and the payment of a bonus of $50,000 to Dr. Gulfo. The salary increase became effective, and the bonus was paid, on May 31, 2006. Both the salary increase and the bonus were determined in accordance with Dr. Gulfo’s current employment agreement.
Butler Offer Letter
     Christiano S. Butler has been appointed Vice President of Technical Support of the Registrant, effective as of May 29, 2006.
     The Registrant has employed Mr. Butler in accordance with an employment offer letter (the “Offer Letter”) pursuant to which, among other things, Mr. Butler will be an “at-will” employee. Mr. Butler will be paid an annual base salary of $140,000. In addition, Mr. Butler is also entitled to a grant, pursuant to the Registrant’s 2005 Stock Incentive Plan, of an option to purchase up to 40,000 shares of the Registrant’s Common Stock at an exercise price per share equal to the closing price of the Registrant’s Common Stock on the date of such grant. The option vests in part based on time and in part based on the attainment of certain milestones, as more specifically set forth in the Offer Letter. A copy of the Offer Letter is filed herewith as Exhibit 10.1.
Item 5.02 — Appointment of Vice President of Technical Support
(c)	Christiano S. Butler has been appointed Vice President of Technical Support of the Registrant, effective as of May 29, 2006. Mr. Butler’s responsibilities will include, among other things, initiating and supporting the Registrant’s clinical trial sites during the MelaFind pivotal study, which the Registrant looks forward to initiating later this year.

The Registrant has furnished a press release announcing the appointment of Mr. Butler as the Registrant’s new Vice President of Technical Support as Exhibit 99.1 to this Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 — Financial Statements and Exhibits
(b) Exhibits

Exhibit
Number	Description

10.1	Employment Offer Letter, dated May 30, 2006, between the Registrant and Christiano S. Butler

99.1	Press Release of the Registrant dated June 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.

Date: June 2, 2006	By: /s/ Richard I. Steinhart

Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Employment Offer Letter, dated May 30, 2006, between the Registrant and Christiano S. Butler

99.1	Press Release of the Registrant dated June 2, 2006

3